Exhibit 99.1

Create Your Balance

NASDAQ Global Select Market: UBNK Third Quarter 2014

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations compared to peer institutions, the peer companies include: BHLB, BRKL, CBU, CUBI, DCOM, FCF, FFIC, IBCP, NPBC, NBTB, NWBI, PFS, STBA, STL, TMP, and TRST. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

NON-GAAP FINANCIAL MEASURES

This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. Reconciliations are in earnings releases at www.unitedfinancialinc.com.

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NASDAQ: UBNK

Corporate Contacts

William H. W. Crawford, IV Chief Executive Officer

Eric R. Newell, CFA

Executive Vice President, Chief Financial Officer

David C. Paulson

Executive Vice President, Head of Wholesale Banking

Brandon C. Lorey

Executive Vice President, Head of Consumer Lending

Investor Information: Marliese L. Shaw

Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or mshaw@bankatunited.com

NASDAQ: UBNK

Table of Contents

Page

Management Team 5 Branch Franchise 6 Balance Sheet Trends 7

Balance Sheet Summary 8

Deposit Market Share 10 How United Creates Value 11 Potential Upside From Improved ROE 12 2015 Priorities 13 Appendix 18

NASDAQ: UBNK

Management Team

Name	Title/Function	Years in Industry / Years at United	Prior Experience
William H.W. Crawford	Chief Executive Officer	26/3	Wells Fargo Bank, Wachovia Bank
Marino J. Santarelli	Chief Operating Officer	41/3	Wells Fargo Bank, Wachovia Bank
Scott C. Bechtle	Chief Risk Officer	32/3	Florida Shores Bank, Wells Fargo Bank
Dena M. Hall	Western MA Regional President	17/9	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resource Officer	30/0	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	27/7	Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Lending	24/2	H&R Block Bank, Chevy Chase Federal Savings Bank
Eric R. Newell	Chief Financial Officer	11/3	FDIC, Fitch Ratings, Alliance Bernstein
David C. Paulson	Head of Wholesale Banking	29/0	Santander, Wells Fargo, Wachovia
Betsy Wynnick	Director of Internal Audit	22/2	NewAlliance Bank, Webster Bank

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Branch Franchise

Leading New England community bank with $5.3 billion in assets and over 50 branches in two states with the size, scale and product breadth to compete effectively.

#1 community bank in combined Hartford and Springfield market

NASDAQ: UBNK

Balance Sheet Trends

Second Quarter balances reflects 4/30/2014 merger of United Financial Bancorp, Inc. with and into Rockville Financial, Inc.

Total Net Loans ($ millions) Total Deposits ($ millions)

4,000 3,773 4,500

3,675 3,940 4,029 3,500 4,000 3,500 3,000 3,000 2,500 1,697 1,740 2,500 2,000 1,735 1,808 1,457 1,587 2,000 1,410 1,505 1,500 1,219 1,327 1,500 1,000 1,000 500 500

0 0

2010Y 2011Y 2012Y 2013Y 2014Q1 2014Q2 2014Q3 2010Y 2011Y 2012Y 2013Y 2014Q1 2014Q2 2014Q3

Total Assets ($ millions)

$6,000 5,314 5,159 $5,000

$4,000

$3,000

2,373 2,302 1,678 1,999 1,750 $2,000

$1,000

$0

2010Y 2011Y 2012Y 2013Y 2014Q1 2014Q2 2014Q3 7

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Balance Sheet Summary: Loans

($ in millions) 3Q14 2Q14 QOQ • 16% CAGR for commercial loans in

Commercial Real Estate 1,659.7 1,635.6 5.9% last 6 years, continue excellent asset Commercial Construction 121.2 106.0 57.4%

quality

Commercial Business 618.9 597.9 14.0%

Total Commercial Loans 2,399.8 2,339.5 10.3%

Residential Real Estate 1,365.1 1,329.0 10.9% • Goal of high single digit growth on Residential Construction 10.2 6.8 200.0% $3.8 billion base (11% annualized in Installment & Collateral Loans 16.4 17.8 -31.5% 2014Q3

Total Consumer Loans 1,391.7 1,353.6 11.3% Total Loans 3,791.5 3,693.1 10.7%

Record residential pipeline in 2014Q3

Loans—Regions C&I Loans

Upstate Metro NY, 0.3% USDA, 1.8% .0% MD / VA, 1.5% SBA-Guaranteed

Loans, 2.4% Lines of Credit,

24.3% CT, 42.8%

Owner Occupied Other, 0.0% Mortgage, 44.9% New England (less

CT/MA), 4.3% Term Loans, 26.7%

9/30/2014 9/30/2014

NASDAQ: UBNK Note: QOQ growth rate is annualized 8

Balance Sheet Summary: Deposits

($ in millions) 3Q14 2Q14 QOQ • Improved market

share in about 80% of

Demand & NOW 933.1 926.1 3.0%

our deposit markets in

Regular Savings & Club 547.9 559.2 -8.1% 2014 Money Market Savings 996.9 946.0 21.5%

Ranked in the top 3

Time Deposits 1,551.1 1,508.8 11.2%

market share in many

Total Deposits 4,029.0 3,940.2 9.0%

of our seasoned markets

Overall Composition

100% 90%

Demand and

Time Deposits, NOW, 23.2% 32.6% 32.9% 33.6%

38.5% 80% 38.3% 38.5% 70% 60% 50% 29.6% 30.2% 30.2%

24.0% 24.7% 40% 30% 13.0% 12.7% 12.5% 14.2% 13.6% 20%

Regular Savings 10% 24.7% 24.2% 23.7% 23.5% 23.2%

& Club, 13.6% 0% Money Market

Savings, 24.7% 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3

Legacy RCKB Combined UBNK

Demand and NOW Regular Savings & Club Money Market Savings Time Deposits

NASDAQ: UBNK Note: QOQ growth rate is annualized 9

Deposit Market Share

Hartford - Springfield MSA Deposit Market Share				
2013 Rank	Institution (ST)	Branches	Deposits ($mm)	Market Share
1	Bank of America Corp.	69	22,453	40.3%
2	Toronto-Dominion Bank	52	4,419	7.9%
3	Webster Financial Corp.	58	4,202	7.5%
4	United Financial Bancorp, Inc.	47	3,616	6.5%
5	People's United Financial Inc.	51	2,722	4.9%
6	First Niagara Financial Group	48	2,162	3.9%
7	Liberty Bank	30	1,940	3.5%
8	Torrington SB	24	1,671	3.0%
9	First Connecticut Bancorp, Inc	25	1,667	3.0%
10	PeoplesBancorp MHC	19	1,501	2.7%
	Total For All Institutions In Market	604	55,732	


New England MSA - Population (2014) (thousands)
4,694
1,601
1,214
927
862
627
521
Boston
Providence
Hartford
Worcester
New Haven
Springfield
Portland

	Hartford MSA	Springfield MSA	New Haven MSA	Worcester MSA
Population (2014)	1,213,855	627,016	862,425	926,813
Median Income	$67,457	$51,430	$61,762	$63,581
Avg. Home Price Appreciation (12 mo)	0.39%	-0.47%	2.44%	3.77%
Deposits (bn)	$40	$13	$22	$15
Major Industry 1	Education & Health Services	Education & Health Services	Education & Health Services	Education & Health Services
Major Industry 2	Trade, Transportation, & Utilities	Trade, Transportation, & Utilities	Trade, Transportation, & Utilities	Trade, Transportation, & Utilities
Major Industry 3	Government	Government	Government	Government
Major Industry 4	Professional & Business Services	Manufacturing	Professional & Business Services	Professional & Business Services
Major Industry 5	Financial Activities	Leisure & Hospitality	Leisure & Hospitality	Leisure & Hospitality

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Source: SNL Financial

How United Creates Value

Commercial Banking

- Attract/Retain top local talent in each market we serve
- RAROC
- Strong credit culture & quick decision turnaround
- Grow low cost core deposits
- Recruit Bankers and clients from mega-bank competitors
- Drive greater productivity and efficiency in 2015/2016

Consumer Lending

- New technology, new products, new leadership
- 35 Commission based Mortgage Loan Officers (MLOs) from large banks with deep roots in the community
- Taking market share from large banks
- Solid gain on sale income
- Expanding direct sales channels:
  - Recruiting MLOs
  - Home equity lines new process
  - Private label credit card
  - Secondary market sales
  - Correspondent lending

Retail Banking

- Highly efficient model, FTE/Deposits, 50+ branches
- Superior customer service measured by Greenwich Associates
- Grow via cross-sell of customer base
- Customers to become transactors, borrowers & investors
- Debit card, credit card, mobile banking, mortgage, home equity & investment services
- Reduce cost structure – less branches and increase mobile & on-line direct channels
- 12 Financial Advisors currently, goal to reach 20 advisors serving 50+ retail branch network

Finance & Risk

- Detailed cost center reporting
- Business unit review process
- Asset Liability Management modeling in-house
- RAROC model & transfer pricing
- Actively manage investment portfolio
- Strong capital planning & budgeting process
- Strong liquidity management and monitoring
- Strong risk management focus & governance

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Potential Upside From Improved ROE

Price to Tangible Book is highly correlated to ROATE. 2015 ROATE estimates point towards a significant upside in return potential

P/TBV of 1.58x imputes projected share price of $15.85 vs. $12.69 closing price as of September 30, 2014.

As of 9/30/2014: Excess capital over 8.00% minimum target = $112 million

NASDAQ: UBNK

2015 Priorities

Achieve Announced Cost Saves

Continue Efficiency Improvements & refining organizational cost structure

Grow fee income businesses – debit card, financial advisory, loan level hedge & mortgage banking

Continue to drive revenue synergies and increase market share

Mortgage Banking

Wealth Management

Talent Recruitment

Continue to acquire commercial banking teams

Recruit high performing commission based mortgage loan officers

Grow financial advisory business to 20 advisors from 12

Capital Deployment Opportunities

Strategic plans developed for organic growth priority

Selectively evaluate other capital deployment opportunities

NASDAQ: UBNK

2015 Priorities (cont.)

- 2015: Operating Run Rate Goals

Financial Performance Metric	Targets
NIE / Average Assets	<2.00%
Return on Tangible Common Equity	~10.0%
Return on Assets	~1.0%
Efficiency	~57%

- 2015 Operating Budget: Continue to evaluate cost saving opportunities throughout entire enterprise as we develop 2015 & 2016 operating budgets. Opportunities will be enhanced by critical analysis of cost center expense reporting united financial bancorp, inc.

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APPENDIX

NASDAQ: UBNK

Institutional Ownership

Top Institutional Holders As of June 30, 2014

Holder Name Position % O/S

BlackRock Institutional Trust Company, 3,276,453 6.2% N.A.

6/30/2014

Dimensional Fund Advisors L.P. 2,067,982 3.9%

Retail, 33% Institutional, 61%

Keeley Asset Management Corp 1,977,372 3.7% Cardinal Capital Management, L.L.C. 1,893,261 3.6% The Vanguard Group, Inc. 1,445,229 2.7%

Investment Counselors of Maryland, LLC 1,340,510 2.5%

Stakeholder, 6%

DePrince, Race & Zollo, Inc. 1,075,397 2.0% Systematic Financial Management, L.P. 1,070,840 2.0% T. Rowe Price Associates, Inc. 1,015,526 1.9% State Street Global Advisors (US) 883,473 1.7%

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United Financial Bancorp, Inc. Merger Financial Recap

Projections Assumptions

18% accretion to earnings per share in 2014; 35% Net cost savings of $18 million pre-tax accretion to earnings per share in 2015 – 50% phased in by year end 2014, 100%

11% tangible book value per share dilution by year end 2015

(Accretive in approximately 5 years) • One time merger related expenses of

~11% tangible common equity / tangible assets at approximately $34 million pre-tax close – 70% expensed at close & 100% by

Internal rate of return of 19% 2015Q1

• Gross credit mark of $30 million

Core deposit intangible asset of $14 million

Interest rate & other marks of $2.6 million writeup pre-tax

Results to date

Net cost savings – On track

One-time merger expense expected to be $39 million (pre-tax); $29 million (pre-tax) expenses incurred to date and $6 million recognized by Legacy United prior to 4/30/2014 close

Gross credit mark of $35 million

Interest rate and other marks result in a write down of $2.6 million

Core deposit intangible of $10 million

NASDAQ: UBNK

3Q2014 Financial Results

Income Statement ($ in millions, except per share data) 3Q14 2Q14 Operating Interest Income $ 38,365 31,931 Operating Non-Interest income 3,646 5,730 Total Operating Revenue 42,011 37,661

Non-Interest Expense 34,922 46,177 Merger Adjustments (4,497) (21,266) Total Operating Expense 30,425 24,911

Pre-tax, Pre-provision Operating Income 11,586 12,750

Net Operating Income 10,450 5,812

GAAP Earnings per Diluted Share $0.19 -$0.13 Operating Earnings per Diluted Share $0.20 $0.13

Key Ratios

Tax-Equivalent Net Interest Margin 3.56% 3.86% Operating Return on Average Assets 0.80% 0.56% Operating Return on Average Tangible Common Equity 7.93% 4.46% Efficiency Ratio 72.09% 106.89% Operating NIE / Average Assets 2.32% 2.38%

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Non-GAAP Reconciliation

United Financial Bancorp, Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(Dollars In Thousands)
(Unaudited)

	Three Months Ended				
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Net income (loss)	$ 9,985	$ (5,571)	$ 947	$ 1,757	$ 4,620
Adjustments:					
Net interest income	(3,828)	(4,948)	-	-	-
Non-interest income	(430)	(589)	(268)	-	(29)
Non-interest expense	4,497	21,266	1,829	2,141	-
Income tax expense (benefit)	226	(4,346)	(357)	(602)	8
Net adjustment	465	11,383	1,204	1,539	(21)
Total operating net income	$ 10,450	$ 5,812	$ 2,151	$ 3,296	$ 4,599
Total net interest income	$ 42,193	$ 36,879	$ 16,908	$ 16,976	$ 16,873
Adjustments:					
Impact from purchase accounting fair value marks:					
(Accretion) / Amortization of loan mark	(1,734)	(3,388)	-	-	-
Accretion / (Amortization) of deposit mark	1,482	1,150	-	-	-
Accretion / (Amortization) of borrowings mark	612	410	-	-	-
Net adjustment	(3,828)	(4,948)	-	-	-
Total operating net interest income	$ 38,365	$ 31,931	$ 16,908	$ 16,976	$ 16,873
Total non-interest income	$ 4,076	$ 6,319	$ 3,209	$ 2,959	$ 5,100
Adjustments:					
Net gain on sales of securities	(430)	(589)	(268)	-	(29)
Total operating non-interest income	3,646	5,730	2,941	2,959	5,071
Total operating net interest income	38,365	31,931	16,908	16,976	16,873
Total operating revenue	$ 42,011	$ 37,661	$ 19,849	$ 19,935	$ 21,944
Total non-interest expense	$ 34,922	$ 46,177	$ 18,257	$ 17,175	$ 14,763
Adjustments:					
Merger and acquisition expense	(4,008)	(20,945)	(1,829)	(2,141)	-
Core deposit intangible amortization expense	(481)	(321)	-	-	-
Amortization of fixed asset fair value mark	(8)	-	-	-	-
Net adjustment	(4,497)	(21,266)	(1,829)	(2,141)	-
Total operating expense	$ 30,425	$ 24,911	$ 16,428	$ 15,034	$ 14,763
Total loans	$ 3,791,491	$ 3,693,115	$ 1,756,611	$ 1,713,792	$ 1,653,712
Non-covered loans	(1,693,669)	(1,820,526)	-	-	-
Total covered loans	$ 2,097,822	$ 1,872,589	$ 1,756,611	$ 1,713,792	$ 1,653,712
Allowance for loan losses	22,304	$ 21,343	$ 19,500	$ 19,183	$ 18,703
Allowance for loan losses to total loans	0.59%	0.58%	1.11%	1.12%	1.13%
Allowance for loan losses to total covered loans	1.06%	1.14%	n/a	n/a	n/a

As required by GAAP, the Company recorded at fair value the loans acquired in the legacy United transactions. These loans carry no allowance for loan losses for the periods reflected above.

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Credit Quality – Covered Portfolio

($ in millions) 3Q14 2Q14 Provision for loan losses 2.633 2.080 Net charge-offs 0.866 0.237 Total covered loans 2,097.822 1,872.822

Allowance 22.304 21.343 Allowance / loans 1.06% 1.14%

Nonperforming loans 15.575 14.762 NPLs / Loans—covered 0.74% 0.79%

Special mention 19.020 30.507 Special mention as a % of total covered loans 0.91% 1.63%

Substandard 32.832 32.517 Substandard as a % of total covered loans 1.57% 1.74%

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Credit Quality – Non-Covered Portfolio

($ in millions) 3Q14 2Q14 Provision for loan losses 0 0 Net charge-offs 0.806 0 Total non-covered loans 1,693.669 1,820.526

Allowance 0 0 Allowance / non-covered loans 0.00% 0.00%

Nonperforming loans 13.714 4.351

Credit discount on non-covered loans 29.989 31.356 Credit discount / non-covered loans 1.77% 1.72%

Special mention loans 25.007 20.200 Special mention as a % of total non-covered loans 1.48% 1.11%

Substandard loans 58.297 59.971 Substandard as a % of total non-covered loans 3.44% 3.29%

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Investment Securities (as of September 30, 2014)

Investment Portfolio Summary (Total) Sept 2014

Portfolio Stats ($ in millions) 3Q14 2Q14 Equity & MF

0%

Preferred Gov’t Agency

2% 1%

Market Value 1,029 969 Corp Debt

5%

Yield 2.9% 2.9% CMBS/CCMO

Agency MBS

16%

Average Rating AA AA 36% RMBS Portfolio 602 565

CLO

Total Portfolio Duration (years) 3.4 3.2 13%

SBA FFELP 1%

Muni

3% 17%

Securities / Assets (%)

Summary of Quarterly Securities Purchases 3Q14 2Q14 25.00

19.9 19.4 19.9 18.0 18.9 20.00

Average Yield 3.0% 3.1% 16.2 17.0

13.8 13.2 15.00

Average Rating AA AA 10.00

5.00

0.00

Source: SNL Financial

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Accretion Table

Loan Certificates

Accretion of Deposit Borrowings Total

For the quarter ended June 30, 2014 $ 3,388 $ 1,150 $ 410 $ 4,948 For the quarter ended September 30, 2014 1,734 1,482 612 3,828 For the remaining three months of 2014 1,583 1,276 602 3,461 For the years ending December 31, 2015 3,596 3,209 1,874 8,679 2016 3,409 1,335 1,692 6,436 2017 3,005 728 1,152 4,885 2018 2,966 213 233 3,412 Thereafter (686) — (1,352) (2,038)

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